LYRICAL U.S. VALUE EQUITY FUND

INSTITUTIONAL CLASS (LYRIX)
INVESTOR CLASS (LYRBX)

A CLASS (LYRAX)
C CLASS (LYRCX)

LYRICAL INTERNATIONAL VALUE EQUITY FUND

INSTITUTIONAL CLASS (LYRWX)
INVESTOR CLASS (LYRNX)

Managed by
Lyrical Asset Management LP

PROSPECTUS

March 30, 2026

For information or assistance in opening an account, please call toll-free 1-888-884-8099.

This Prospectus has information about the Funds that you should know before you invest. You should read it carefully and keep it with your investment records.

The U.S. Securities and Exchange Commission has not approved or disapproved the Funds’ shares or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary: Lyrical U.S. Value Equity Fund	1
Risk/Return Summary: Lyrical International Value Equity Fund	8
Investment Objectives, Investment Strategies and Related Risks	15
Lyrical U.S. Value Equity Fund	15
Lyrical International Value Equity Fund	19
Fund Management	23
Distribution Plan	25
How the Funds Value Their Shares	26
How to Buy Shares	27
How to Exchange Shares	41
How to Redeem Shares	42
Dividends, Distributions and Taxes	49
Financial Highlights	51
Appendix A - Financial Intermediaries Sales Charge Variations	58
Customer Privacy Notice	62
For Additional Information	back cover

Risk/Return Summary:
Lyrical U.S. Value Equity Fund

INVESTMENT OBJECTIVE

The Lyrical U.S. Value Equity Fund (the “U.S. Fund”) seeks to achieve long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the U.S. Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the U.S. Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” on page 34 of this Prospectus. Certain financial intermediaries may also offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations to this Prospectus.

Shareholder Fees (fees paid directly from your investment)

	A Class	C Class	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Contingent Deferred Sales Charge (Load)	1.00%(1)	1.00%(2)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A Class	C Class	Investor Class	Institutional Class
Management Fees(3)	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	1.00%	0.25%	None
Other Expenses	0.57%	0.71%	0.48%	0.13%
Total Annual Fund Operating Expenses	1.67%	2.56%	1.58%	0.98%
Fee Recoupment Reimbursed(3)	0.03%	0.03%	0.03%	0.03%
Less Management Fee Reductions and/or Expense Reimbursements(3)	(0.46)%	(0.60)%	(0.37)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(3)	1.24%	1.99%	1.24%	0.99%

(1)	A Class share purchases of $1,000,000 or more are subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed during the first 18 months after purchase unless the dealer, at its discretion, has waived the CDSC.
(2)	C Class share purchases are subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed during the first 12 months after purchase.

(3)	Lyrical Asset Management LP (the “Adviser”) has contractually agreed, until April 1, 2027, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses of each class of shares of the U.S. Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the U.S. Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares, 1.24% of the average daily net assets of the Investor Class shares, 1.24% of the average daily net assets of the A Class shares, and 1.99% of the average daily net assets of the C Class shares. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the U.S. Fund for a period of 3 years after the date that such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to April 1, 2027, this agreement may not be modified or terminated without the approval of the U.S. Fund’s Board of Trustees (the “Board”). This agreement will terminate automatically if the U.S. Fund’s investment advisory agreement with the Adviser is terminated. During the fiscal year ended November 30, 2025, the Adviser recouped $131,236 of prior years’ management fee reductions and expense reimbursements.

Example

This Example is intended to help you compare the cost of investing in the U.S. Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the U.S. Fund remain the same and the contractual agreement to limit expenses remains in effect only until April 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$126	$466	$828	$1,850
Institutional	$101	$313	$543	$1,202
A	$694	$1,032	$1,392	$2,404
C	$302	$742	$1,309	$2,853

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$202	$742	$1,309	$2,853

Portfolio Turnover

The U.S. Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when U.S. Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the U.S. Fund’s performance. During the most recent fiscal year, the U.S. Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The U.S. Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stock of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e. projected earnings adjusted to smooth out cyclical effects in the economy).

Under normal circumstances, the U.S. Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on a United States (“U.S.”) securities exchange. Lyrical Asset Management LP (the “Adviser”) defines mid-capitalization companies as companies with a total market capitalization of between $2 and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $10 billion at the time of purchase.

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,000 companies traded in the U.S. (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future earnings to estimate a fair price for the stock of a company. Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statements analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of research from brokerage firms and independent research firms. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the U.S. Fund’s portfolio businesses believed to be sufficiently undervalued and of sufficient quality and durability to compensate for the investment risks.

The Adviser sets a target price for each stock in the portfolio that is updated periodically, and when a stock reaches or exceeds its target price, the Adviser’s strategy typically requires that the stock be sold. A stock position may also be sold when the Adviser believes other investment opportunities are more attractive or that the stock is unlikely to benefit from current business, market or economic conditions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the U.S. Fund. The success of the U.S. Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the U.S. Fund and there is no assurance that the U.S. Fund will achieve its investment objective. Because of the types of securities in which the U.S. Fund invests and the investment techniques the Adviser uses, the U.S. Fund is designed for investors who are investing for the long term. The U.S. Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the U.S. Fund are generally described below.

Sector Risk. The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of November 30, 2025, 35.5% and 15.3% of the Fund’s net assets were invested in stocks within the technology sector and financials sector, respectively. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning. The values of securities of companies in the financial sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful and the U.S. Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

Market Risk. The return on and value of an investment in the U.S. Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics, pandemics or other public health issues. During periods of market volatility, security prices (including securities held by the U.S. Fund) could fall drastically and rapidly and therefore adversely affect the U.S. Fund.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the U.S. Fund by showing changes in the U.S. Fund’s performance from year to year and by showing how the Institutional Class shares of the U.S. Fund’s average annual total returns for one year, five years, and ten years compare with those of a broad-based securities market index. How the U.S. Fund has performed in the past (before and after taxes) is not necessarily an indication of how the U.S. Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-888-884-8099 or by visiting the U.S. Fund’s website at www.lyricalvaluefunds.com.

Institutional Class Shares – Annual Total Return Years Ended December 31*

*	The U.S. Fund’s year-to-date return through December 31, 2025 is 17.84%.

Quarterly Returns During This Time Period

Highest:	28.09%	(quarter ended June 30, 2020)
Lowest:	(38.86%)	(quarter ended March 31, 2020)

Average Annual Total Returns
(for periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	17.84%	12.79%	10.58%
Return After Taxes on Distributions	16.41%	12.20%	9.72%
Return After Taxes on Distributions and Sale of Fund Shares	11.57%	10.15%	8.47%
Investor Class
Return Before Taxes	17.57%	12.51%	9.06%
A Class			Since Inception (July 5, 2022)
Return before Taxes	10.78%	N/A	15.51%
C Class			Since Inception (July 5, 2022)
Return before Taxes	15.69%	N/A	16.62%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). The after-tax returns are shown for only one class of U.S. Fund shares and the after-tax returns for the other class of U.S. Fund shares will vary.

MANAGEMENT OF THE FUND

Lyrical Asset Management LP is the U.S. Fund’s investment adviser.

Portfolio Managers	Investment Experience with the U.S. Fund	Primary Title with Adviser
Andrew Wellington	Managing the U.S. Fund since its inception in 2013	Managing Partner, Chief Investment Officer
John Mullins	Managing the U.S. Fund since September 2022	Portfolio Manager
Dan Kaskawits	Managing the U.S. Fund since September 2022	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

For A Class shares, the minimum initial investment amount for regular accounts is $1,000.

For C Class shares, the minimum initial investment amount for regular accounts is $1,000.

For Investor Class shares, the minimum initial investment amount for regular accounts is $2,500.

For Institutional Class shares, the minimum initial investment amount for regular accounts is $100,000.

Minimum Additional Investment

Once an account is open, additional purchases of U.S. Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the U.S. Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the U.S. Fund should be sent to the Lyrical U.S. Value Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246, or via overnight mail to the Lyrical U.S. Value Equity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-888-884-8099 for assistance.

TAX INFORMATION

The U.S. Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase the U.S. Fund through a broker-dealer or any other financial intermediary (such as a bank), the U.S. Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the U.S. Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.

Risk/Return Summary:
Lyrical International Value Equity Fund

INVESTMENT OBJECTIVE

The Lyrical International Value Equity Fund (the “International Fund”) seeks to achieve long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the International Fund. More information about these and other discounts is available (i) from your financial professional and (ii) in the section “Sales Charges” on page 34 of this Prospectus. Certain financial intermediaries may also offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations to this Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	8.73%	3.54%
Interest and Dividend Expenses	0.08%	0.05%
Total Annual Fund Operating Expenses	9.91%	4.44%
Fee Waivers and/or Expense Reimbursement(1)	(8.59)%	(3.40)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement(1)	1.32%	1.04%

(1)	Lyrical Asset Management LP (the “Adviser”) has contractually agreed, until April 1, 2027, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses of each class of shares of the International Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the International Fund, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the International Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares and 1.24% of the average daily net assets of the Investor Class shares. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the International Fund for a period of 3 years after the date that such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to April 1, 2027, this agreement may not be modified or terminated without the approval of the International Fund’s Board of Trustees (the “Board”). This agreement will terminate automatically if the International Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the International Fund remain the same and the contractual agreement to limit expenses remains in effect only until April 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$134	$2,090	$3,858	$7,572
Institutional	$106	$1,034	$1,973	$4,366

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The International Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stocks of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e. projected earnings adjusted to smooth out cyclical effects in the economy).

Under normal circumstances, the International Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on non-U.S. international developed market securities exchanges. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $2 and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $10 billion at the time of purchase. Developed markets are those classified as such by Morgan Stanley Capital International (“MSCI”).

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,500 companies traded in international developed markets (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future earnings to estimate a fair price for the stock of a company. Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statements analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of research from brokerage firms and independent research firms. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the International Fund’s portfolio businesses believed to be sufficiently undervalued and of sufficient quality and durability to compensate for the investment risks.

The Adviser sets a target price for each stock in the portfolio that is updated periodically, and when a stock reaches or exceeds its target price, the Adviser’s strategy typically requires that the stock be sold. A stock position may also be sold when the Adviser believes other investment opportunities are more attractive or that the stock is unlikely to benefit from current business, market or economic conditions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the International Fund. The success of the International Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the International Fund and there is no assurance that the International Fund will achieve its investment objective. Because of the types of securities in which the International Fund invests and the investment techniques the Adviser uses, the International Fund is designed for investors who are investing for the long term. The International Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the International Fund are generally described below.

Sector Risk. The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. As of November 30, 2025, 28.6% and 22.8% of the Fund’s net assets were invested in stocks within the industrials sector and technology sector. The values of securities of companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of United States (“U.S.”) securities. Foreign securities may not be subject to uniform audit, financial reporting, or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability and nationalization of companies or industries.

●	Foreign Currency Risk. Foreign securities also involve currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful and the International Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated.

Market Risk. The return on and value of an investment in the International Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics, pandemics or other public health issues. During periods of market volatility, security prices (including securities held by the International Fund) could fall drastically and rapidly and therefore adversely affect the International Fund.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the International Fund by showing changes in the International Fund’s performance from year to year and by showing how the Institutional Class shares of the International Fund’s average annual total returns for one year, five years and since inception compare with those of a broad-based securities market index. How the International Fund has performed in the past (before and after taxes) is not necessarily an indication of how the International Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-888-884-8099 or by visiting the International Fund’s website at www.lyricalvaluefunds.com.

Institutional Class Shares – Annual Total Return Years Ended December 31*

*	The International Fund’s year-to-date return through December 31, 2025 is 35.74%.

Quarterly Returns During This Time Period

Highest:	20.04%	(quarter ended December 31, 2022)
Lowest:	(14.30%)	(quarter ended June 30, 2022)

Average Annual Total Returns
(for periods ended December 31, 2025)

	One Year	Five Years	Since Inception (March 2, 2020)
Institutional Class
Return Before Taxes	35.74%	8.66%	10.01%
Return After Taxes on Distributions	34.10%	7.76%	9.22%
Return After Taxes on Distributions and Sale of Fund Shares	22.68%	6.78%	7.95%
Investor Class			Since Inception (March 2, 2020)
Return Before Taxes	35.41%	8.41%	9.75%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.22%	8.92%	10.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). The after-tax returns are shown for only one class of International Fund shares and the after-tax returns for the other class of International Fund shares will vary.

MANAGEMENT OF THE FUND

Lyrical Asset Management LP is the International Fund’s investment adviser.

Portfolio Managers	Investment Experience with the International Fund	Primary Title with Adviser
John Mullins	Managing the International Fund since its inception in 2020	Portfolio Manager
Dan Kaskawits	Managing the International Fund since its inception in 2020	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

For Investor Class shares, the minimum initial investment amount for regular accounts is $2,500.

For Institutional Class shares, the minimum initial investment amount for regular accounts is $100,000.

Minimum Additional Investment

Once an account is open, additional purchases of International Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the International Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the International Fund should be sent to the Lyrical International Value Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246, or via overnight mail sent to Lyrical International Value Equity Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-888-884-8099 for assistance.

TAX INFORMATION

The International Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase the International Fund through a broker-dealer or any other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Certain of these payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Investment Strategies
and Related Risks

Lyrical U.S. Value Equity Fund

Investment Objective

The U.S. Fund seeks to achieve long-term capital growth. The U.S. Fund’s Board of Trustees (the “Board”) has reserved the right to change the investment objective of the U.S. Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Investment Strategies

The U.S. Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stock of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e., projected earnings adjusted to smooth out cyclical effects in the economy).

Under normal circumstances, the U.S. Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on a United States securities exchange. The foregoing policy may be changed upon at least 60 days’ prior notice to shareholders. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $2 and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $10 billion at the time of purchase.

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,000 companies traded in the U.S. (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future earnings to estimate a fair price for the stock of a company. Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statements analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of research from brokerage firms and independent research firms. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the U.S. Fund’s portfolio businesses believed to be sufficiently undervalued and of sufficient quality and durability to compensate for the risks of the investment.

The Adviser sets a target price for each stock in the portfolio, which is updated periodically, and when a stock reaches or exceeds its target price, the Adviser’s strategy typically requires that the stock be sold. A stock position may also be sold when the Adviser believes other investment opportunities are more attractive or that the stock is unlikely to benefit from current business, market or economic conditions.

Investment Risks

The principal risks associated with the U.S. Fund’s principal investment strategies are generally described below. As with any mutual fund investment, there is a risk that you could lose money by investing in the U.S. Fund. The success of the U.S. Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the U.S. Fund and there is no assurance that the U.S. Fund will achieve its investment objective. Because of the types of securities in which the U.S. Fund invests and the investment techniques the Adviser uses, the U.S. Fund is designed for investors who are investing for the long term. The U.S. Fund may not be appropriate for use as a complete investment program.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. In addition, there may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

Management Style Risk. The Adviser’s method of security selection may not be successful and the U.S. Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the U.S. Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the U.S. Fund will be correct or produce the desired results.

Market Risk. The return on and value of an investment in the U.S. Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. In a declining stock market, stock prices for all companies (including those in the U.S. Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military actions, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity and company closings and product cutbacks, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the long term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the U.S. Fund. During periods of market volatility, security prices (including securities held by the U.S. Fund) could fall drastically and rapidly and therefore adversely affect the U.S. Fund.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Sector Concentration Risk – If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, technological, or other developments, may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of November 30, 2025, 35.5% and 15.3% of the Fund’s net assets were invested in stocks within the technology sector and financials sector, respectively. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning. The values of securities of companies in the financial sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the U.S. Fund’s value investment style may go out of favor with investors, negatively affecting the U.S. Fund’s performance.

In addition to the strategies and risks described above, the U.S. Fund may invest in other types of securities whose risks are described below and/or in the U.S. Fund’s Statement of Additional Information (“SAI”).

Investments in Money Market Instruments and Temporary Defensive Positions. The U.S. Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”). The U.S. Fund may invest in Money Market

Instruments to maintain liquidity or pending the selection of investments. From time to time, the U.S. Fund also may, but should not be expected to, take temporary defensive positions inconsistent with the U.S. Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When the U.S. Fund invests in a money market mutual fund, the shareholders of the U.S. Fund generally will be subject to duplicative management fees. To the extent the U.S. Fund holds other registered investment companies, including money market mutual funds, the U.S. Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission). Anytime the U.S. Fund takes a temporary defensive position, it may not achieve its investment objective.

Portfolio Holdings and Disclosure Policy. A description of the U.S. Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the U.S. Fund’s SAI.

Lyrical International Value Equity Fund

Investment Objective

The International Fund seeks to achieve long-term capital growth. The International Fund’s Board of Trustees (the “Board”) has reserved the right to change the investment objective of the International Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Investment Strategies

The International Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of common stocks of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e. projected earnings adjusted to smooth out cyclical effects in the economy).

Under normal circumstances, the International Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on non-U.S. international developed market securities exchanges. The foregoing policy may be changed upon a least 60 days’ prior written notice to shareholders. Lyrical Asset Management LP (the “Adviser”) defines mid-capitalization companies as companies with a total market capitalization of between $2 and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $10 billion at the time of purchase. Developed markets are those classified as such by MSCI.

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,500 companies traded in international developed markets (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future earnings to estimate a fair price for the stock of a company. Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statements analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of research from brokerage firms and independent research firms. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the International Fund’s portfolio businesses believed to be sufficiently undervalued and of sufficient quality and durability to be large enough to compensate for the risks of the investment.

The Adviser sets a target price for each stock in the portfolio that is updated periodically, and when a stock reaches or exceeds its target price, the Adviser’s strategy typically requires that the stock be sold. A stock position may also be sold when the Adviser believes other investment opportunities are more attractive or that the stock is unlikely to benefit from current business, market or economic conditions.

Investment Risks

The principal risks associated with the International Fund’s the principal investment strategies are generally described below. As with any mutual fund investment, there is a risk that you could lose money by investing in the International Fund. The success of the International Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the International Fund and there is no assurance that the International Fund will achieve its investment objective. Because of the types of securities in which the International Fund invests and the investment techniques the Adviser uses, the International Fund is designed for investors who are investing for the long term. The International Fund may not be appropriate for use as a complete investment program.

Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting, or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability and nationalization of companies or industries. In addition, the dividend and interest payable on certain of the International Fund’s foreign securities may be subject to foreign withholding taxes.

●	Foreign Currency Risk. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the International Fund will be subject to the risks associated with fluctuations in currency values. The value of the International Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The International Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar. As a result, the International Fund’s exposure to foreign currencies may reduce the returns of the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. In addition, there may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.

Management Style Risk. The Adviser’s method of security selection may not be successful and the International Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the International Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the International Fund will be correct or produce the desired results.

Market Risk. The return on and value of an investment in the International Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. In a declining stock market, stock prices for all companies (including those in the International Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically, and you could lose money over short- or long-term periods. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military actions, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity and company closings and product cutbacks, as well as general concern and noncertainty, thus causing significant disruptions to global business activity and financial markets, the long term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the International Fund. During periods of market volatility, security prices (including securities held by the International Fund) could fall drastically and rapidly and therefore adversely affect the International Fund.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Sector Concentration Risk – If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, technological, or other developments, may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of November 30, 2025, 28.6% and 22.8% of the Fund’s net assets were invested in stocks within the industrials sector and technology sector. The values of securities of companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. They may face unexpected risks and costs associated with technological advances, such as artificial intelligence and machine learning.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the International Fund’s value investment style may go out of favor with investors, negatively affecting the International Fund’s performance.

In addition to the strategies and risks described above, the International Fund may invest in other types of securities whose risks are described below and/or in the International Fund’s SAI.

Investments in Money Market Instruments and Temporary Defensive Positions. The International Fund will typically hold a portion of its assets in cash or Money Market Instruments. The International Fund may invest in Money Market Instruments to maintain liquidity or pending the selection of investments. From time to time, the International Fund also may, but should not be expected to, take temporary defensive positions inconsistent with the International Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When the International Fund invests in a money market mutual fund, the shareholders of the International Fund generally will be subject to duplicative management fees. To the extent the International Fund holds other registered investment companies, including money market mutual funds, the International Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission). Anytime the International Fund takes a temporary defensive position, it may not achieve its investment objective.

Portfolio Holdings and Disclosure Policy. A description of the International Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the International Fund’s SAI.

Fund Management

The Investment Adviser

Lyrical Asset Management LP, with a principal address of 250 West 55th Street, 37th Floor, New York, New York 10019, serves as the investment adviser to the U.S. Fund and the International Fund (each a “Fund” and collectively, the “Funds”). Pursuant to an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) for each Fund, the Adviser provides each Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolios. The Adviser was organized in 2008 and also provides investment advisory services to high net worth individuals, institutional investors, investment companies and an Undertaking for Collective Investment in Transferable Securities (“UCITS”) fund.

For its services, each Fund pays the Adviser a monthly investment advisory fee (the “Management Fee”) computed at the annual rate of 0.85% of the Fund’s average daily net assets under the terms of its Advisory Agreement. The Adviser has contractually agreed under an expense limitation agreement (the “Expense Limitation Agreement”) with the U.S. Fund, until April 1, 2027, to reduce its Management Fee and to reimburse U.S. Fund expenses to the extent necessary to limit Total Annual Operating Expenses of the U.S. Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the U.S. Fund’s business) to an amount not exceeding 1.24% of the average daily net assets of the U.S. Fund for the Investor Class shares, 0.99% of the average daily net assets of the U.S. Fund for the Institutional Class shares, 1.24% of the average daily net assets of the A Class shares, and 1.99% of the average daily net assets of the C Class shares. The Adviser has contractually agreed under an Expense Limitation Agreement with the International Fund, until April 1, 2027, to reduce its Management Fee and to reimburse International Fund expenses to the extent necessary to limit Total Annual Operating Expenses of the International Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the International Fund, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the International Fund’s business) to an amount not exceeding 1.24% of the average daily net assets of the International Fund for the Investor Class shares and 0.99% of the average daily net assets of the International Fund for the Institutional Class shares. The Expense Limitation Agreement for each Fund may be terminated by the Adviser or the Board, without approval by the other party, at any time upon not less than 60 days’ notice to the other party as set forth in the Expense Limitation Agreement. The applicable Expense Limitation Agreement will terminate automatically if that Fund’s Advisory Agreement with the Adviser is terminated. The total Management Fee paid to the Adviser, as a percentage of average net assets, for the fiscal year ended November 30, 2025, was 0.85% for the U.S. Fund, net of fee reductions and expense reimbursements and 0.00% for the International Fund, net of fee reductions and expense reimbursements.

A discussion of the factors considered by the Board in its approval of the Funds’ Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, is available in Funds’ Semi-Annual Report to shareholders for the fiscal period ended May 31, 2025.

Portfolio Managers

The following individuals have primary responsibility for day-to-day management of each Fund’s portfolio:

Andrew Wellington is a portfolio manager of the U.S. Fund. Mr. Wellington has been a Managing Partner and the Chief Investment Officer of the Adviser since it was founded in 2008. Prior to joining Lyrical, Mr. Wellington established and managed the New Mountain Vantage Fund, a value-oriented, long-only, activist hedge fund at New Mountain Capital. Before joining New Mountain Capital, Mr. Wellington managed the institutional mid-capitalization value product at Neuberger Berman and was a founding member of Pzena Investment Management, serving as its original research analyst. Mr. Wellington graduated summa cum laude from the Management & Technology dual-degree program at University of Pennsylvania.

John Mullins is a portfolio manager of the U.S. Fund and the International Fund. Mr. Mullins is an Associate Portfolio Manager of the Adviser, having joined the Adviser in 2017. Prior to joining the Adviser, Mr. Mullins served as a Senior Analyst at Clearfield Capital Management starting in 2016, and prior to that was an Analyst at Elm Ridge Capital starting in 2014. Previously, Mr. Mullins was an investment analyst with Orbis Investment Management beginning in 2010. Mr. Mullins graduated with a B.A., English from Yale University and received an MBA from the Stanford Graduate School of Business.

Dan Kaskawits is a portfolio manager of the U.S. Fund and the International Fund. Mr. Kaskawits is an Associate Portfolio Manager of the Adviser, having joined the Adviser in 2018. Prior to joining the Adviser, Mr. Kaskawits served as an Analyst with Elm Ridge Capital starting in 2011. Mr. Kaskawits graduated with a B.S., Management from Tulane University and received an MBA from Columbia Business School. Mr. Kaskawits has earned the right to use the CFA designation.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their respective ownership of shares of the Funds.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator”, or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Funds by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values (“NAVs”) and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Funds.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ principal underwriter and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities.

The Funds’ SAI has more detailed information about the Adviser and other service providers to the Funds.

Distribution Plan

Each Fund has adopted a plan of distribution for its Investor Class shares and the U.S. Fund’s A Class shares and C Class shares (the “12b-1 Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The 12b-1 Plan allows each Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of that Fund’s Investor Class shares. The annual fees payable under the 12b-1 Plan may not exceed an amount equal to 0.25% of the A Class shares’ average daily net assets and 1.00% of the C Class shares’ average daily net assets of the U.S. Fund, and 0.25% of the Investor Class shares’ average daily net assets of each Fund. Because 12b-1 Plan fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Expenses related to the distribution and servicing of the U.S. Fund’s A Class shares and C Class shares, and each Fund’s Investor Class shares may include, but are not limited to, payments to securities dealers and other persons who are engaged in the sale of A Class shares or C Class shares of the U.S. Fund, or Investor Class shares of that Fund and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Funds; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing or distributing prospectuses and SAIs and reports for recipients other than existing shareholders of that Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as each Fund may, from time to time, deem advisable; and any other expenses related to the distribution and servicing of the U.S. Fund’s A Class shares and C Class shares, or each Fund’s Investor Class shares. The Adviser may make additional payments to financial organizations from its own assets. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

How the Funds Value Their Shares

The NAV of each Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith by the Adviser, as the Funds’ valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV are based on the consideration by that Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange that Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Your order to purchase or redeem shares is priced at the NAV per share next calculated after your order is received in proper form by that Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

How to Buy Shares

Shares are available for purchase from the Funds every day the NYSE is open for business, at the NAV per share next calculated after receipt of a purchase order in proper form. Each Fund reserves the right to reject any purchase request and/or suspend its offering of shares at any time. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. The Funds mail you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Funds. Certificates representing Fund shares are not issued.

Choosing a Share Class

The U.S. Fund offers four classes of shares: A Class shares, C Class shares, Investor Class shares and Institutional Class shares. The International Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class of a Fund represents an ownership interest in the same investment portfolio of the Fund and has the same rights but each class has its own expense structure.

Each share class has its own shareholder eligibility criteria, cost structure and other features. The following summarizes the primary features of A Class shares and C Class shares of the U.S. Fund and Investor Class shares and Institutional Class shares of each Fund. Contact your financial intermediary or a Fund for more information about each Fund’s share classes and how to choose between them.

Class Name	Investment Minimum		Features
U.S. Fund

A Class	Initial: $1,000	●	Front-End Sales Charge:
	Subsequent: $0		Your Investment Is:	As a Percentage of Offering Price:

			Less than $50,000	5.75%

			$50,000 but less than $100,000	4.75%

			$100,000 but less than $250,000	3.75%

			$250,000 but less than $500,000	2.75%

			$500,000 but less than $1,000,000	2.00%

			$1,000,000 and over*	None

			* Subject to Contingent Deferred Sales Charge

		●	Contingent Deferred Sales Charge – 1.00% on purchases of $1,000,000, or more, if redeemed during the first 18 months

		●	Rule 12b-1 Fee – 0.25%

		●	Management Fee – 0.85%

		●	Expense Limitation – 1.24%

C Class	Initial: $1,000	●	Front-End Sales Charge – None

	Subsequent: $0	●	Contingent Deferred Sales Charge – 1.00% on shares redeemed within one year of purchase

		●	year of purchase date

		●	Rule 12b-1 Fee – 1.00%

		●	Management Fee – 0.85%

		●	Expense Limitation – 1.99%

		●	Conversion – C Class shares automatically convert to A Class shares after 8 years, provided that records held by the Funds or your financial intermediary verify C Class shares have been held for at least 8 years.

U.S. Fund and International Fund

Investor Class	Initial: $2,500	●	Front-End Sales Charge – None

	Subsequent: $0	●	Contingent Deferred Sales Charge – None

		●	Rule 12b-1 Fee – 0.25%

		●	Management Fee – 0.85%

		●	Expense Limitation – 1.24%

Institutional Class	Initial: $100,000	●	Front-End Sales Charge – None

	Subsequent: $0	●	Contingent Deferred Sales Charge – None

		●	Rule 12b-1 Fee – None

		●	Management Fee – 0.85%

		●	Expense Limitation – 0.99%

An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares are available through the intermediary.

When you choose your class of shares, you should consider the size of your anticipated investment. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals. If you qualify to purchase Investor Class shares, you should purchase them rather than A Class shares or C Class shares because the A Class shares and C Class shares have higher expenses than the investor Class shares. If you qualify to purchase Institutional Class shares, you should purchase them rather than the A Class, C Class, and Investor Class shares because the A Class, C Class, and Investor Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

A Class Shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. A Class Shares have lower ongoing distribution and shareholder services fees (“Rule 12b-1 Fees”) than C Class Shares. Over time, C Class Shares can incur Rule 12b-1 Fees that are equal to or more than the front-end sales charge and Rule 12b-1 Fees you would pay for A Class Shares. Although the full amount of your purchase price of C Class Shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of C Class Shares.

You may convert shares of one class of shares to any other class of shares for which you qualify to purchase. Conversion will be based on the relative NAV per share of the two Classes on the conversion date.

Minimum Initial Investment

For A Class shares of the U.S. Fund, the minimum initial investment amount for regular accounts is $1,000. For C Class shares of the U.S. Fund, the minimum initial investment amount for regular accounts is $1,000. For Investor Class shares, the minimum initial investment for regular accounts in each Fund is $2,500. For Institutional Class shares, the minimum initial investment in each Fund for regular accounts is $100,000. These minimum investment requirements may be waived or reduced for any reason at the discretion of the Funds.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the applicable Fund; please reference A Class or C Class for the U.S. Fund and Investor Class or Institutional Class for either Fund to ensure proper crediting to your account.

●	Mail the application and the check to the Transfer Agent at the following address:

Regular/Express Mail

Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate)
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail

Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate)
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Shares will be issued at the NAV per share next computed after receipt of your application, in proper form, and check. When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	The name of the Fund,

●	The dollar amount of shares to be purchased,

●	A completed purchase application or investment stub, and Check payable to the Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate).

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions.

Unacceptable Forms of Payment

Cash equivalents, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), as well as counter checks, starter checks, traveler’s checks, money orders, credit card checks, and payments drawn on non-U.S. financial institutions, will generally not be accepted for the purchase of Fund shares.

Payment for Shares and Good Funds Policy

The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received.

Payments made by check or ACH may be subject to a collection period to ensure that Funds have cleared and are received in “good funds.” The Fund and its Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 calendar days (or longer, if necessary) to allow the payment to clear.

During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its Transfer Agent, as well as any applicable fees.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

Automated Clearing House (ACH) Purchases

Shareholders may purchase shares of the Fund through the Automated Clearing House (“ASH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH. ACH may be used for both initial subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or its transfer agent).

Bank Account Requirements. The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholders(s). ACH transfer initiated from a third-party bank account will not be accepted.

Right to Reject/Good Order. The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-888-884-8099 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of a Fund. An order, following proper advance notification to the Transfer Agent, is considered received when U.S. Bank, N.A., the Funds’ custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV per share next computed after receipt of your wire in proper form.

Returned Check/NSF Fee. If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds at the NAV per share next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased and whether other classes of shares of the Funds may be available on the financial intermediary’s platform. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers, depending upon the nature and terms of the financial intermediaries’ particular platform. These organizations may charge you transaction fees or require payment of a commission to a broker on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through a Fund. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in any amount. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

●	By sending a check, made payable to the applicable Fund in which you are investing, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246, or by overnight mail c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire to the account of the applicable Fund in which you are investing as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-888-884-8099 before wiring funds.

●	Through your brokerage firm or other financial institution.

●	By ACH purchase. To have this option added to your account, please send a letter to the applicable Fund requesting this option and supply a voided check for the bank account information. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

Automatic Investment Plan (“AIP”)

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Purchases in Kind

The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the applicable Fund, the marketability of such securities, and other factors that the Funds may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the applicable Fund’s NAV.

Anti-Money Laundering Program

Customer identification and verification is part of each Fund’s overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, each Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are required by applicable law or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, other taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds’ inability to verify your identity.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, an annual IRA custodial fee (currently $25), statement retrieval fees (currently $25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations (currently $25 per transaction). These fees may change in the future.

Sales Charges

Front-End Sales Charges – A Class Shares – U.S. Fund only

The offering price of A Class shares is the next calculated NAV per share after the U.S. Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

The sales charges are set forth below:

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Dealer Reallowance as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over(1)	None	None	1.00%

(1)	A Class share purchases of $1,000,000 or more are subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed during the first 18 months after purchase unless the dealer, at its discretion, has waived the CDSC.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. Your financial intermediary may not offer any or all of the waivers or discounts discussed below, in which case you would be required to purchase A Class shares directly from the U.S. Fund or through another intermediary in order to receive the desired waiver or discount. Investors investing in a Fund through an intermediary should consult “Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries” below.

Waiver of Front-End Sales Charge – A Class Shares – U.S. Fund only

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on A Class shares of the U.S. Fund purchased:

●	Through reinvestment of dividends and distributions;

●	Through an account advised or sub-advised by the Adviser or its affiliates;

●	By persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of A Class Shares”);

●	By employees, officers and directors, and members of their family, of the Adviser and its affiliates;

●	By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more of the Funds;

●	By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

●	Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge;

●	Purchases by registered representatives and other employees of certain financial intermediaries (and their family members) having selling agreements with the Adviser or distributor; and

●	Certain other investors as deemed appropriate by the Adviser.

You should inquire with your financial intermediary regarding whether a waiver of front-end sales charge is applicable to you.

Repurchase of A Class Shares – U.S. Fund only

You may repurchase any amount of A Class shares of the U.S. Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Class shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the U.S. Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Class shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Rights of Accumulation – U.S. Fund only

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Class shares of the U.S. Fund you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any A Class shares of the U.S. Fund you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding Fund shares held by you or related accounts at the Funds or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent – U.S. Fund only

You may purchase A Class shares of the U.S. Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Class shares of the U.S. Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The U.S. Fund will only consider the value of A Class shares sold subject to a sales charge. As a result, shares of the A Class shares of the U.S. Fund purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Class shares of the U.S. Fund based on shares you intend to purchase over the 13-month period, you must send the U.S. Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the U.S. Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Class shares of the U.S. Fund at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege – U.S. Fund only

When calculating the appropriate sales charge rate, the U.S. Fund will combine same-day purchases of A Class shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Class shares of the U.S. Fund you purchase with a Letter of Intent.

Contingent Deferred Sales Charges – A Class Shares – U.S. Fund only

You will not pay a front-end sales charge if you purchase $1,000,000 or more of A Class shares of the U.S. Fund. However, A Class share purchases of $1,000,000 or more of the U.S. Fund, are subject to a 1.00% CDSC if redeemed within 18 months of purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price.

The CDSC may be waived under the following circumstances:

●	in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the A Class shares of the U.S. Fund being redeemed;

●	in the event of the death of the shareholder (including a registered joint owner); and

●	redemptions of A Class shares where the U.S. Fund’s distributor did not pay a sales commission when such shares were purchased.

Contingent Deferred Sales Charges – C Class Shares – U.S. Fund only

You will not pay a front-end sales charge if you purchase C Class shares of the U.S. Fund. However, you may pay a CDSC of 1.00% on any C Class Shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price.

The CDSC may be waived under the following circumstances:

●	in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the C Class shares of the U.S. Fund being redeemed;

●	in the event of the death of the shareholder (including a registered joint owner); and

●	redemptions of C Class shares where the U.S. Fund’s distributor did not pay a sales commission when such shares were purchased.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries – U.S. Fund only

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). For the variations applicable to shares offered through certain intermediary platforms, please see Appendix A – Financial Intermediary Sales Charge Variations. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the U.S. Fund or through another intermediary.

In all instances, it is the purchaser’s responsibility to notify the U.S. Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.

General Information about Sales Charges – U.S. Fund only

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Funds’ distributor may pay dealers up to 5.75% on investments of less than $1,000,000 in A Class shares of the U.S. Fund. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance (i.e. a fee or compensation) of the entire sales charge may be considered underwriters for the purpose of federal securities law. The U.S. Fund’s distributor may pay dealers up to 1.00% on investments in C Class shares.

The U.S. Fund’s distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Fund’s distributor from any sales charge it receives or from any other source available to it. Under any such program, the Fund’s distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Fund’s sales charges may be obtained free of charge by calling toll-free 1-888-884-8099.

Because this Prospectus is available on the U.S. Fund’s website free of charge, the Fund does not separately make information regarding the Fund’s sales charges available on the website.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Funds’ portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Funds’ shares. The Funds do not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent disruptive trading, including market timing in the Funds. Each Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund’s policies. Each Fund prepares reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead each Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. Each Fund may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus. Each Fund’s policies and procedures to prevent disruptive trading activity are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in each Fund.

When financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or disruptive trading. If a Fund detects potentially disruptive trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Funds’ shares through an omnibus account has entered into an information sharing agreement with the Funds designed to assist the Funds in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in a Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although each Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

HOW TO EXCHANGE SHARES

Shares of a Fund may be exchanged at NAV for shares of the other Fund in this Prospectus. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of the other Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-855-784-2399. Please provide the following information:

●	Your name and telephone number;

●	The exact name of your account and your account number;

●	Taxpayer identification number (usually your Social Security number);

●	Dollar value or number of shares to be exchanged;

●	The name of the Fund from which the exchange is to be made; and

●	The name of the Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the trade. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

How to Redeem Shares

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV per share next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to:

Regular/Express Mail

Lyrical U.S. Value Equity Fund or Lyrical International Value Equity Fund (as appropriate)
c/o Ultimus Fund Solutions, LLC, P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail

Lyrical U.S. Value Equity Fund or Lyrical International Value Equity Fund (as appropriate)

c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

Cincinnati, OH 45246.

Written requests must be in good order and state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered with each Fund.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption.

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order

Medallion Signature Guarantee Requirements. To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. You may purchase, exchange, or redeem Fund shares by calling 1-877-FUND-WHG (1-877-386-3944). Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $100,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts). Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV per share next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on each Fund’s behalf. Each Fund calculates its NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time). Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received, in proper form. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. A redemption to a bank other than the bank of record requires a signature guarantee and any redemption to a bank other than the bank of record is transmitted by federal wire transfer.

ReFlow Liquidity Program. Each Fund may participate in the ReFlow liquidity program as described in the SAI, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. A Fund may meet redemption requests in-kind under the ReFlow liquidity program. There is no assurance that ReFlow will have sufficient funds available to meet a Fund’s liquidity needs on a particular day. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described under “Frequent Trading Policies.”

Receiving Payment

The length of time each Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. Each Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) business days; and

●	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time a Fund typically expects and may take up to 7 calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Involuntary Redemptions. To minimize Fund operating expenses, the Fund reserves the right to redeem your shares and close your account if your account balance falls below the initial investment amount for any reason other than a decline in the Fund’s net asset value (“NAV”). If your account falls below this required amount, the Fund will provide you with 30 days’ written notice to increase your account balance. If the balance is not brought up to the required amount within this notice period, the Fund may, at its sole discretion, redeem all shares and mail a check for the proceeds to our address of record.

All shares of the Fund are also subject to voluntary redemption if the Board of Trustees determines, in its sole discretion, to liquidate the Fund. In such an event, the Fund will provide notice to shareholders but will not be required to obtain shareholder approval prior to such liquidation. Any involuntarily liquidation or redemption is generally considered a taxable event and will create a capital gain or a capital loss. Shareholders should consult their tax advisers regarding any potential tax consequences.

Systematic Withdrawal Plan (“SWP”)

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Other Redemption Information

Generally, all redemptions will be paid in cash. Each Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian, if available. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if that Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund’s shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 calendar days after the Fund’s receipt of the redemption order in proper form. If a Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with selling the securities.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, fees for outbound wires ($15 per wire), IRA withdrawal fees (transfer or redemption) ($25 per withdrawal), and overnight delivery fees ($35 per overnight delivery). These fees may change in the future.

Automatic Conversion of C Class Shares to A Class Shares – U.S. Fund only

C Class shares automatically convert to A Class shares in the U.S. Fund after 8 years, provided that the U.S. Fund or the financial intermediary through which the shareholder purchased the C Class shares has records verifying that the C Class shares have been held for at least 8 years. Due to operational limitations at your financial intermediary, your ability to have your C Class shares automatically converted to A Class shares may be limited. (For example, automatic conversion of C Class shares to A Class shares will not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such C Class shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of C Class shares to A Class shares would occur on the basis of the relative NAVs of the two classes without the imposition of any sales charges or other charges. C Class shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to A Class shares on a pro rata basis with the C Class shares. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of C Class shares to A Class shares in the same Fund.

Account Statements and Transaction Confirmations

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring bases, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation of such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Uncashed Checks and Automatic Dividend and Capital Gain Reinvestment

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gains distributions reinvested into your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2.	Dividends and capital gain distributions checks are not cashed within 180 days; or

3.	Bank account of record is no longer valid.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of the sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Dividends, Distributions and Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by each Fund in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Funds unless you elect to receive them in cash. Although each Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by each Fund, regardless of whether distributions are paid in cash or reinvested in additional shares of a Fund.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of a Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of a Fund, certain income from such Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Each Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. If it meets certain minimum distribution requirements, a regulated investment company will not be subject to federal income tax on its taxable income and gains from investments that it timely distributes to its shareholders. Each Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

However, a Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders. In order to qualify for taxation as a regulated investment company, a Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. Each Fund will monitor its investments with the objective of maintaining its qualification as a regulated investment company under the Code.

When you redeem a Fund’s shares, you will generally realize a capital gain or loss if you hold the shares as capital assets. Except for investors who hold their respective Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase a Fund’s shares, any gain realized on a redemption of a Fund’s shares will be subject to federal income tax. However, certain exchanges of shares may be exempt from tax, including exchanges of a Fund’s shares for shares of a different class of such Fund. All or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed if you purchase other substantially identical shares within 30 days before or 30 days after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

You will be notified by February 15th of each year about the federal tax status of distributions made by each Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires each Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Cost Basis Reporting

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services as (888) 884-8099, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax adviser to determine which method is most suitable for your individual circumstances.

Shareholders that are not “U.S. persons” within the meaning of the Code should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of U.S. tax rules and tax rules of other applicable jurisdictions to their investment in a Fund.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years for the U.S. Fund and the years of operations for the International Fund. Certain information reflects financial results for a single Fund share. The total return in the tables represent the rate that an investor would have earned on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year that ended November 30, 2025, has been audited by the Funds’ independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Funds’ financial statements, may be obtained at no charge by calling the Funds at 1-888-884-8099 or by visiting the Funds’ website at www.lyricalvaluefunds.com. The financial information for the fiscal years or periods ended prior to November 30, 2023 were audited by another independent registered public accounting firm.

LYRICAL U.S. VALUE EQUITY FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Nov. 30, 2025	Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021
Net asset value at beginning of year	$28.06	$21.11		$19.16		$21.59	$16.68

Income (loss) from investment operations:
Net investment income(a)	0.07	0.05		0.10		0.07	0.03
Net realized and unrealized gains (losses) on investments and foreign currencies	1.94	7.03		1.93		(1.54)	5.02
Total from investment operations	2.01	7.08		2.03		(1.47)	5.05

Less distributions from:
Net investment income	(0.05)	(0.10)		(0.08)		(0.03)	(0.14)
Net realized gains	(1.48)	(0.03)		—		(0.93)	—
Total distributions	(1.53)	(0.13)		(0.08)		(0.96)	(0.14)

Net asset value at end of year	$28.54	$28.06		$21.11		$19.16	$21.59

Total return(b)	7.21%	33.63%		10.64%		(6.81)%	30.44%

Net assets at end of year (000,000’s)	$1,101	$1,139		$556		$655	$696

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.98%	1.00%		1.03%		1.02%	1.01%
Ratio of net expenses to average net assets(c)	0.99%	0.99	%(d)	1.00	%(d)	0.99%	0.99%
Ratio of net investment income to average net assets(c)	0.25%	0.21%		0.51%		0.36%	0.13%
Portfolio turnover rate(e)	32%	13%		23%		24%	14%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the year.
(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.
(c)	Ratio was determined after fee reductions and/or recoupments.
(d)	Includes 0.00%(f) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(f)	Amount rounds to less than 0.005%.

LYRICAL U.S. VALUE EQUITY FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Nov. 30, 2025		Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021
Net asset value at beginning of year	$27.81		$20.93		$18.99		$21.43	$16.56

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.00	)(b)	(0.01)		0.05		0.02	(0.02)
Net realized and unrealized gains (losses) on investments and foreign currencies	1.93		6.97		1.92		(1.53)	4.98
Total from investment operations	1.93		6.96		1.97		(1.51)	4.96

Less distributions from:
Net investment income	—		(0.05)		(0.03)		—	(0.09)
Net realized gains	(1.48)		(0.03)		—		(0.93)	—
Total distributions	(1.48)		(0.08)		(0.03)		(0.93)	(0.09)

Net asset value at end of year	$28.26		$27.81		$20.93		$18.99	$21.43

Total return(c)	6.95%		33.30%		10.38%		(7.03)%	30.10%

Net assets at end of year (000’s)	$11,086		$10,347		$8,153		$7,758	$8,270

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.58%		1.62%		1.72%		1.74%	1.79%
Ratio of net expenses to average net assets(d)	1.24%		1.24	%(e)	1.25	%(e)	1.24%	1.24%
Ratio of net investment income (loss) to average net assets(d)	(0.00	)%(f)	(0.03)%		0.26%		0.10%	(0.12)%
Portfolio turnover rate(g)	32%		13%		23%		24%	14%

(a)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year.
(b)	Amount Rounds to less than $0.01.
(c)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower if the Adviser had not reduced fees.
(d)	Ratio was determined after fee reductions and/or recoupments.
(e)	Includes 0.00%(e) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(f)	Amount rounds to less than 0.005%.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

LYRICAL U.S. VALUE EQUITY FUND

A CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended Nov. 30, 2025		Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Period Ended Nov. 30, 2022(a)
Net asset value at beginning of period	$27.91		$21.05		$19.14		$18.23

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.00	)(c)	(0.00	)(c)	0.06		0.03
Net realized and unrealized gains (losses) on investments and foreign currencies	1.94		6.99		1.92		1.81	(d)
Total from investment operations	1.94		6.99		1.98		1.84

Less distributions from:
Net investment income	—		(0.10)		(0.07)		—
Net realized gains	(1.48)		(0.03)		—		(0.93)
Total distributions	(1.48)		(0.13)		(0.07)		(0.93)

Net asset value at end of period	$28.37		$27.91		$21.05		$19.14

Total return(e)	6.96%		33.27%		10.38%		10.12	%(f)

Net assets at end of period (000’s)	$1,224		$6,683		$103		$14

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.67%		1.56%		29.74%		176.77	%(g)
Ratio of net expenses to average net assets(h)	1.24%		1.24	%(i)	1.25	%(i)	1.24	%(g)
Ratio of net investment income (loss) to average net assets(h)	(0.01)%		(0.02)%		0.31%		0.36	%(g)
Portfolio turnover rate(j)	32%		13%		23%		24	%(f)

(a)	Represents the period from the commencement of operations (July 5, 2022) through November 30, 2022.
(b)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year/period.
(c)	Amount rounds to less than $0.01.
(d)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same period.
(e)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees and/or reimbursed expenses (Note 4). Calculation does not reflect sales load.
(f)	Not annualized.
(g)	Annualized.
(h)	Ratio was determined after fee reductions and/or, recoupments and/or expense reimbursements.
(i)	Includes 0.00%(k) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(j)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(k)	Amount rounds to less than 0.005%.

LYRICAL U.S. VALUE EQUITY FUND

C CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended Nov. 30, 2025	Year Ended Nov. 30, 2024		Year Ended Nov. 30, 2023		Period Ended Nov. 30, 2022(a)
Net asset value at beginning of period	$27.53	$20.85		$19.08		$18.23

Income (loss) from investment operations:
Net investment loss(b)	(0.21)	(0.19)		(0.07)		(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	1.90	6.93		1.89		1.81	(c)
Total from investment operations	1.69	6.74		1.82		1.78

Less distributions from:
Net investment income	—	(0.03)		(0.05)		—
Net realized gains	(1.48)	(0.03)		—		(0.93)
Total distributions	(1.48)	(0.06)		(0.05)		(0.93)

Net asset value at end of period	$27.74	$27.53		$20.85		$19.08

Total return(d)	6.15%	32.33%		9.56%		9.79	%(e)

Net assets at end of period (000’s)	$4,310	$3,082		$1,292		$31

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.56%	2.88%		6.64%		196.90	%(f)
Ratio of net expenses to average net assets(g)	1.99%	1.99	%(h)	2.00	%(h)	1.99	%(f)
Ratio of net investment loss to average net assets(g)	(0.76)%	(0.77)%		(0.38)%		(0.36	)%(f)
Portfolio turnover rate(i)	32%	13%		23%		24	%(e)

(a)	Represents the period from the commencement of operations (July 5, 2022) through November 30, 2022.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year/period.
(c)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statements of Operations for the same period.
(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced fees and/or reimbursed expenses. Calculation does not reflect CDSC.
(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after fee reductions and/or recoupments and/or, expense reimbursements.
(h)	Includes 0.00%(j) and 0.01% of borrowing costs for 2024 and 2023, respectively.
(i)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(j)	Amount rounds to less than 0.005%.

LYRICAL INTERNATIONAL VALUE EQUITY FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Nov. 30, 2025		Year Ended Nov. 30, 2024	Year Ended Nov. 30, 2023		Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021
Net asset value at beginning of year	$12.09		$11.13	$11.19		$12.03	$11.02

Income (loss) from investment operations:
Net investment income(a)	0.39		0.18	0.18		0.11	0.05
Net realized and unrealized gains (losses) on investments and foreign currencies	2.72		0.96	0.09		(0.94)	1.69
Total from investment operations	3.11		1.14	0.27		(0.83)	1.74

Less distributions from:
Net investment income	(0.39)		(0.18)	(0.33)		—	(0.05)
Net realized gains	(0.68)		—	—		(0.01)	(0.68)
Total distributions	(1.07)		(0.18)	(0.33)		(0.01)	(0.73)

Net asset value at end of year	$14.13		$12.09	$11.13		$11.19	$12.03

Total return(b)	26.77%		10.28%	2.52%		(6.88)%	15.84%

Net assets at end of year (000’s)	$9,297		$12,216	$11,241		$1,266	$1,355

Ratios/supplementary data:
Ratio of total expenses to average net assets	4.44%		2.87%	3.48%		12.32%	11.34%
Ratio of net expenses to average net assets(c)	1.04	%(d)	0.99%	1.00	%(d)	0.99%	0.99%
Ratio of net investment income to average net assets(c)	3.05%		1.46%	1.62%		1.00%	0.36%
Portfolio turnover rate(e)	109%		31%	40%		33%	34%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the year.
(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced fees and/or reimbursed expenses.
(c)	Ratio was determined after fee reductions and/or expense reimbursements.
(d)	Includes 0.05% and 0.01% of borrowing costs for 2025 and 2023, respectively.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

LYRICAL INTERNATIONAL VALUE EQUITY FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Nov. 30, 2025		Year Ended Nov. 30, 2024	Year Ended Nov. 30, 2023		Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021
Net asset value at beginning of year	$12.05		$11.07	$11.13		$12.00	$11.00

Income (loss) from investment operations:
Net investment income(a)	0.28		0.15	0.12		0.08	0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	2.79		0.96	0.12		(0.94)	1.69
Total from investment operations	3.07		1.11	0.24		(0.86)	1.71

Less distributions from:
Net investment income	(0.36)		(0.13)	(0.30)		—	(0.03)
Net realized gains	(0.68)		—	—		(0.01)	(0.68)
Total distributions	(1.04)		(0.13)	(0.30)		(0.01)	(0.71)

Net asset value at end of year	$14.08		$12.05	$11.07		$11.13	$12.00

Total return(b)	26.47%		10.06%	2.27%		(7.15)%	0.16%

Net assets at end of year (000’s)	$624		$451	$320		$947	$1,127

Ratios/supplementary data:
Ratio of total expenses to average net assets	9.91%		6.79%	6.00%		12.90%	11.70%
Ratio of net expenses to average net assets(c)	1.32	%(d)	1.24%	1.25	%(d)	1.24%	1.24%
Ratio of net investment income to average net assets(c)	2.10%		1.27%	1.08%		0.76%	0.16%
Portfolio turnover rate(e)	109%		31%	40%		33%	34%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the year.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced fees and/or reimbursed expenses.
(c)	Ratio was determined after fee reductions and/or expense reimbursements.
(d)	Includes 0.08% and 0.01% of borrowing costs for 2025 and 2023, respectively.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Appendix A – Financial Intermediaries Sales Charge Variations

Financial Intermediary Sales Charge Variations

As noted under “Classes of Shares,” a financial intermediary may offer shares of the Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund (the “Funds”) subject to variations in or elimination of the Funds sales charges (“variations”), provided such variations are described in this Prospectus. Set forth below are the variations in sales charges applicable to shares purchased through the noted financial intermediary. All variations described below are applied by, and the responsibility of, the identified financial intermediary. Variations may apply to purchases, sales, exchanges and reinvestments of the Funds’ shares and a shareholder transacting in shares of each Fund through the intermediary identified below should read the terms and conditions of the variations carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another intermediary.

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Fund Purchases through Merrill Lynch

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares purchased through a Merrill investment advisory program

Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

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Fund Purchases through Morgan Stanley Wealth Management

Effective December 19, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI. Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing shares of each Fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or in the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Customer Privacy Notice

FACTS	WHAT DO THE LYRICAL U.S. VALUE EQUITY FUND AND THE LYRICAL INTERNATIONAL VALUE EQUITY FUND (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number

■   Assets

■   Retirement Assets

■   Transaction History

■   Checking Account Information

■   Purchase History

■   Account Balances

■   Account Transactions

■   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-884-8099

Who we are
Who is providing this notice?	Lyrical U.S. Value Equity Fund Lyrical International Value Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

■   Open an account

■   Provide account information

■   Give us your contact information

■   Make deposits or withdrawals from your account

■   Make a wire transfer

■   Tell us where to send the money

■   Tell us who receives the money

■   Show your government-issued ID

■   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■   Affiliates from using your information to market to you

■   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Lyrical Asset Management LP, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds do not jointly market.

For Additional Information

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety.

Additional information about each Funds’ investments is available in the Funds’ audited and unaudited Financial Statements and in Form N-CSR. In the Funds’ audited Financial Statements, you will find a discussion of the market conditions and strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To obtain a free copy of the SAI, the audited and unaudited Financial Statements or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free:

1-888-884-8099

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.lyricalvaluefunds.com or upon written request to the Funds at:

By Regular/Express Mail:

Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate)
c/o Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246

By Overnight Mail:

Lyrical U.S. Value Equity Fund/Lyrical International Value Equity Fund (as appropriate)
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Only one copy of a Prospectus or audited or unaudited Financial Statements will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or audited or unaudited Financial Statements at any time by calling, writing the Funds or by downloading free of charge at www.lyricalvaluefunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-22680